UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 2003
                                                        (February 28, 2003)


                                  GenTek Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Delaware                       001-14789                    02-0505547
----------------           ------------------------        --------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


             Liberty Lane, Hampton, New Hampshire                      03842
           ----------------------------------------                  ----------
           (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (603) 929-2264


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.  EXHIBITS.

         (c)      Exhibits


         Exhibit Reference Number     Exhibit Description

                  99.1 Press release of General Chemical Corporation, dated February 28, 2003, announcing plans to decommission the sulfuric acid production operation at its Delaware Valley facility.*

                  99.2 Press release of General Chemical Corporation, dated February 28, 2003, announcing joint venture with Esseco S.p.A.*
         _________________
         * Filed herewith


ITEM 9.  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by General Chemical Corporation, a subsidiary of the Registrant, on February 28, 2003, which states that General Chemical plans to decommission the sulfuric acid production operation located at its Delaware Valley facility in Claymont, Delaware. The sulfuric acid operation is expected to cease production on or about September 30, 2003.

         Attached hereto as Exhibit 99.2 and incorporated herein by reference is a press release issued by General Chemical Corporation on February 28, 2003, which states that General Chemical and Esseco S.p.A. have plans to form a joint venture, Esseco General Chemical LLC, to supply various sodium and sulfur-based chemistries to the North American market.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GENTEK INC.
                                       ----------------------------
                                       (Registrant)


Date:  February 28, 2003               By:  /s/ Matthew R. Friel
                                            -----------------------------
                                            Name:  Matthew R. Friel
                                            Title: Vice President and Chief
                                                   Financial Officer


                                 EXHIBIT INDEX


Exhibit No.              Description

99.1 Press release of General Chemical Corporation, dated February 28, 2003, announcing plans to decommission the sulfuric acid production operation at its Delaware Valley facility.

99.2 Press release of General Chemical Corporation dated, February 28, 2003, announcing joint venture with Esseco S.p.A.

                                                                 Exhibit 99.1

[LOGO OMITTED]


NEWS RELEASE

Contacts:         Tom Testa, 973-515-1885
                  TTesta@Genchemcorp.com

                  Judi Fizpatrick, 973-515-3240
                  JFitzpatrick@Genchemcorp.com


        General Chemical Corporation Announces Decommission of Delaware
                          Valley Sulfuric Acid Plant

                   Operations to cease on or about Sept. 30

PARSIPPANY, N.J., Feb. 28, 2003-- General Chemical Corporation, a subsidiary of GenTek Inc. (OTCBB: GNKIQ), today announced plans to decommission the sulfuric acid production operation located at its Delaware Valley facility in Claymont, Del. The sulfuric acid operation is expected to cease production on or about Sept. 30, 2003. Business as usual will continue until the decommissioning occurs.

"We are personally saddened that the planned closure will affect our employees and their families," said Charlie Shaver, vice president and general manager of GenTek's Performance Products business. "The decision came after a thorough review and analysis of our options and alternatives. Unfortunately, a number of factors, including rising costs of operation, the age and inefficiency of the plant and its infrastructure and increasing competitive pressures, ultimately drove us to this decision."

                                   - more -

General Chemical Corporation Announces Decommission of Sulfuric Acid Plant - 2


         For the employees and their families who are affected by the closure, General Chemical is providing several programs specifically designed to assist them during this transition.

         To minimize the impact on its sulfuric acid regeneration and merchant acid customers, General Chemical has made arrangements to continue offering service to these customers through its four other sulfuric acid facilities, supplemented by agreements with certain strategic partners. General Chemical representatives will discuss the details of these arrangements with customers individually.

         Other operations at Delaware Valley, including the production of sulfur, fluorine, potassium and ammonia-based compounds and warehousing, distribution and transportation operations, will continue.

         The company has developed a plan for the safe and orderly decommissioning of the sulfuric acid facility, and will comply with all applicable environmental and other legal obligations with respect to the decommissioning of the facility and any required remediation of the property.

         The decommissioning of the sulfuric acid facility at Delaware Valley and related actions are subject to approval by the Bankruptcy Court in Delaware. General Chemical will be filing a motion seeking such approval.


                                   - more -

General Chemical Corporation Announces Decommission of Sulfuric Acid Plant - 3

         General Chemical Corporation, which traces its roots to 1899, is part of GenTek's Performance Products business headquartered in Parsippany, N.J. GenTek's Performance Products segment operates a network of more than 40 production facilities in North America and Europe, in addition to various technical centers, warehouses, terminals and distribution operations, and serves a wide variety of end markets, including petroleum refining, water treatment, semiconductor, pharmaceutical and personal care, paper, foods and chemical processing.

About GenTek Inc.

GenTek Inc. is a technology-driven manufacturer of communications products, automotive and industrial components, and performance chemicals. A global leader in a number of markets, GenTek provides state-of-the-art connectivity solutions for telecommunications and data networks, precision automotive valve-train components, and performance chemicals for environmental, pharmaceutical and personal care, technology and chemical-processing markets. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.

On October 11, 2002, General Chemical, its parent, GenTek Inc., and 30 of its U.S. affiliates filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware to facilitate a restructuring of GenTek and certain of its U.S. affiliates. General Chemical commenced its Chapter 11 process in the United States because its other Chapter 11 affiliates are all either obligors or guarantors under GenTek's senior secured credit facility. Since the Chapter 11 filings, GenTek and its affiliates, including General Chemical, have continued to operate their businesses as debtors in possession under the provisions of the U.S. Bankruptcy Code and will continue their business operations in the ordinary course.

This announcement includes forward-looking statements. GenTek has based these forward-looking statements on its current expectations and projections about future events. Although GenTek believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. GenTek undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this announcement might not occur.

                                       #

                                                                 Exhibit 99.2

[Final Press Release]

[LOGO OMITTED]


NEWS RELEASE

Contacts:         Judi Fitzpatrick, 973-515-3240
                  JFitzpatrick@Genchemcorp.com

                  David Crisp, 973-515-1832
                  DCrisp@Genchemcorp.com

                 General Chemical Corporation and Esseco S.p.A
                     Announce North American Joint Venture

                 JV to Supply Sulfur, Sodium-based Chemistries

PARSIPPANY, N.J., Feb. 28, 2003-- General Chemical Corporation, a subsidiary of GenTek Inc. (OTCBB: GNKIQ), and Esseco S.p.A. today announced plans to form a joint venture, Esseco General Chemical LLC, to supply various sodium and sulfur-based chemistries to the North American market. Initially, the joint venture will focus on the supply and distribution of all grades of sodium metabisulfite, sodium sulfite and sodium thiosulfate, among other products.

         "General Chemical and Esseco are excited to be bringing together our respective technical, market, distribution and manufacturing expertise," said Charlie Shaver, vice president and general manager of GenTek's Performance Products business. "With our combined global capabilities, the new Esseco General Chemical joint venture will be able to bring even more value to our North American customers, who have been served by General Chemical for almost 90 years."

                                   - more -

GCC and Esseco Announce North American Joint Venture - 2

         "This joint venture will allow Esseco to bring our over 80 years of experience in these products to North America and demonstrates the long term commitment of both Esseco and General Chemical to continue to grow as global leaders in these markets," said Piero Nulli, chief executive officer of Esseco.

         In the fourth quarter of 2002, Esseco launched a 20,000-ton per year expansion of its sodium metabisulfite plant in Trecate, Italy. "We believe this expansion will strengthen the joint venture's position as a leading supplier to North America, and Esseco's position as a leading global supplier," said Nulli.

         It is anticipated that the joint venture will be operational early in the second quarter of 2003. Details will be discussed with General Chemical's customers by representatives of General Chemical and the joint venture. The implementation of the joint venture is subject to certain conditions, including approval of the Bankruptcy Court in Delaware.

         General Chemical Corporation, which traces its roots to 1899, is part of GenTek's Performance Products business headquartered in Parsippany, N.J. GenTek's Performance Products segment operates a network of more than 40 production facilities in North America and Europe, in addition to various technical centers, warehouses, terminals and distribution operations, and is a global supplier to a wide variety of end markets, including petroleum refining, water treatment, semiconductor, pharmaceutical and personal care, paper, foods and chemical processing.

                                   - more -

GCC and Esseco Announce North American Joint Venture - 3

         Esseco S.p.A, founded in 1920 and based in Trecate, Italy, is a leading European manufacturer and global supplier of sulfur dioxide and a wide range of its derivative products. Esseco's products serve diverse markets and industries, including paper, water treatment, rubber, textiles, glass, agriculture and foods.

About GenTek Inc.

GenTek Inc. is a technology-driven manufacturer of communications products, automotive and industrial components, and performance chemicals. A global leader in a number of markets, GenTek provides state-of-the-art connectivity solutions for telecommunications and data networks, precision automotive valve-train components, and performance chemicals for environmental, pharmaceutical and personal care, technology and chemical-processing markets. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.

On October 11, 2002, General Chemical, its parent, GenTek Inc., and 30 of its U.S. affiliates filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware to facilitate a restructuring of GenTek and certain of its U.S. affiliates. General Chemical commenced its Chapter 11 process in the United States because its other Chapter 11 affiliates are all either obligors or guarantors under GenTek's senior secured credit facility. Since the Chapter 11 filings, GenTek and its affiliates, including General Chemical, have continued to operate their businesses as debtors in possession under the provisions of the U.S. Bankruptcy Code and will continue their business operations in the ordinary course.

This announcement includes forward-looking statements. GenTek has based these forward-looking statements on its current expectations and projections about future events. Although GenTek believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. GenTek undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this announcement might not occur.


                                       #